EXHIBIT 10XX
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                                     BOXALL
                             SUBORDINATION AGREEMENT


         SUBORDINATION AGREEMENT (this "Agreement"), dated as of December 27, 1999, among National Bank of Canada (the "Senior Bank"), Alexander Peter Boxall (the "Subordinated Creditor"), and Advanced Deposition Technologies, Inc. (the "Borrower").

         WHEREAS, the Borrower has entered into a Revolving Credit and Term Loan Agreement dated as of July 8, 1996 (as amended or extended from time to time, the "Loan Agreement") with the Senior Bank, and in connection therewith has granted to the Senior Bank thereunder security interests in and other liens on all of the Borrower's property, real and personal, tangible and intangible (said Loan Agreement as amended as provided herein and as in effect from time to time and all related instruments, notes, agreements and documents evidencing the Borrower's obligations thereunder or granting security interests and liens to the Senior Bank being collectively referred to herein as the "Bank Agreements"); and

         WHEREAS, the Subordinated Creditor has been issued a Subordinated Promissory Note (the "Subordinated Note") of even date herewith with by the Borrower, pursuant to which the Borrower is obligated to pay to the Subordinated Creditor the aggregate amount of $1,099,598 in accordance with the terms thereof (as amended in accordance with this Agreement and as in effect from time to time, together with all related instruments, notes, agreements and documents evidencing the Borrower's obligations thereunder being collectively referred to herein as the "Subordinated Agreement"); and

         WHEREAS, it is a condition precedent to the Senior Bank's willingness to permit the issuance of the Subordinated Note and to continue to make loans pursuant to the Bank Agreements, that the Borrower and the Subordinated Creditor enter into this Agreement with the Senior Bank; and

         WHEREAS, in order to induce the Senior Bank to permit the issuance of the Subordinated Note and to continue to make loans pursuant to the Bank Agreements, the Borrower and the Subordinated Creditor have agreed to enter into this Agreement with the Senior Bank;

         NOW, THEREFORE, in consideration of the foregoing, the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         ss.1. Definitions. Terms not otherwise defined herein have the same respective meanings given to them in the Loan Agreement. In addition, the following terms shall have the following meanings:

         "Senior Debt" shall mean all indebtedness and other obligations of the Borrower to the Senior Bank of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument they may be evidenced, including, without limitation, all "Obligations" under and as defined in the Bank Agreements and all principal, interest, fees, costs, enforcement expenses (including reasonable legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations created or evidenced by any of the Bank Agreements or any prior, concurrent, or subsequent notes, instruments or agreements of indebtedness, liabilities or obligations of any type or form whatsoever in favor of the Senior Bank. Senior Debt shall expressly include any and all interest accruing or out of pocket costs or expenses incurred after the date of any filing by or against the Borrower of any petition under the federal Bankruptcy Code or any other Bankruptcy, insolvency or reorganization act regardless of whether the Senior Bank's claim therefor is allowed or allowable in the case or proceeding relating thereto.

         "Subordinated Debt" shall mean all indebtedness and other obligations of the Borrower to the Subordinated Creditor of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, under the Subordinated Agreement, including, without limitation, all principal, interest, fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses, other reimbursement and indemnity obligations and any fees or charges created or evidenced by the Subordinated Agreement or any subsequent notes, instruments or agreements or indebtedness, liabilities or obligations of any type or form issued in payment or in connection with the Subordinated Agreement.

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         "Subordinated Documents" shall mean collectively, the Subordinated
Agreement, any promissory notes executed in connection therewith and any and all guaranties, pledges and security interests, mortgages and other liens directly or indirectly guarantying or securing any of the Subordinated Debt, and any and all other documents or instruments evidencing or further guarantying or securing directly or indirectly any of the Subordinated Debt, whether now existing or hereafter created.

         ss.2. Subordination.

             (a) Anything in any agreement between the Borrower and the Subordinated Creditor to the contrary notwithstanding, the Subordinated Debt shall be subordinate and junior in right of payment and priority, to the extent and in the manner set forth in this Agreement, to the Senior Debt. If at any time revolving loans outstanding under the Loan Agreement shall be paid in full without terminating the Loan Agreement, subsequent borrowings by the Borrower under the revolving credit facility under the Loan Agreement shall constitute Senior Debt for purposes of this Agreement.

             (b) Except as provided in clause (c) below, unless and until all Senior Debt shall have been paid in full in cash, the Borrower will not, nor will permit any subsidiary to, directly or indirectly, make or agree to make, and neither the holder nor any assignee or successor holder of any Subordinated Debt will demand, accept or receive, (i) any payment (in cash, property or securities, by set-off or otherwise), direct or indirect, of or in respect of any Subordinated Debt, and no such payment shall be accepted by any holder of any Subordinated Debt, or (ii) any payment for the purpose of any redemption, purchase or other acquisition, direct or indirect, of any Subordinated Debt, and no such payment shall be due.

             (c) The Senior Bank acknowledges that the Borrower may make and the Subordinated Creditor may receive, not sooner than 15 days after the receipt by the Senior Bank of the financial statements required to be delivered by Section 5.1(ii) of the Loan Agreement for any particular quarter, regularly scheduled payments of interest due in such quarter under the Subordinated Agreement (as in effect on the date hereof and delivered to the Senior Bank) and periodic payments of principal whether or not due in such quarter under said Subordinated Agreement, provided that on the due date (or proposed date, in the case of principal) for any such payment, and after giving effect thereto, no Default or Event of Default (including, without limitation, no breach of any financial covenant contained in the Loan Agreement) shall have occurred and be continuing, and provided, further, that each such payment of principal shall also require the prior consent of the Senior Bank (which consent may be withheld by the Senior Bank in the reasonable exercise of its sole discretion).

             (d) The Subordinated Creditor shall, simultaneously with the execution and delivery of this Agreement, cause a conspicuous legend to be placed on the Subordinated Debt, satisfactory in all respect to the Senior Bank, regarding the subordination reflected herein, and shall deliver possession of the originals of the Subordinated Debt to the Lender.

         ss.3.  Enforcement.

             (a) The Subordinated Creditor will not take or omit to take any action or assert any claim with respect to the Subordinated Debt or otherwise which is inconsistent with the provisions of this Agreement. Without limiting the foregoing, the Subordinated Creditor will not assert, collect or enforce the Subordinated Debt or any part thereof or take any action to foreclose or realize upon the Subordinated Debt or any part thereof or enforce any of the Subordinated Documents except to the extent (but only to such extent) that the commencement of a legal action may be required to toll the running of any applicable statute of limitation. Until the Senior Debt has been finally paid in full in cash, the Subordinated Creditor shall not have any right of subrogation, reimbursement, restitution, contribution or indemnity whatsoever from any assets of the Borrower or any guarantor of or provider of collateral security for the Senior Debt. The Subordinated Creditor further waives any and all rights with respect to marshaling. In case any Subordinated Debt is declared due and payable because of the occurrence of a default under circumstances when the terms of
Section 3 (b) are not applicable, the holders of such Subordinated Debt shall not be entitled to receive any payment or distribution in respect thereof until all Senior Debt at the time outstanding shall have been paid in full. Upon the occurrence of a default in respect of Subordinated Debt, the Borrower and the Subordinated Creditor will give prompt notice in writing of such happening to the Senior Bank.

             (b) The Subordinated Creditor will not commence or join with any other creditor or creditors of the Borrower in commencing any bankruptcy, reorganization, insolvency or similar proceedings against the Borrower. In the event of any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Borrower or its property, any proceeding for the liquidation, dissolution or other winding-up of the Borrower, voluntary or involuntary, and whether or not involving insolvency or bankruptcy proceedings, any general assignment by the Borrower for the benefit of creditors, or any distribution,

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division, marshaling or application of any of the properties or assets of the
Borrower or the proceeds thereof to creditors, voluntary or involuntary, and whether or not involving legal proceedings, then and in any such event:

                 (i) all Senior Debt shall first be paid in full (including all principal, premium, if any, and interest) before any payment or distribution of any character, whether in cash, securities or other property (other than securities of the Borrower or any other corporation provided for by a plan of reorganization or readjustment or similar plan, the payment of which is subordinated, at least to the extent provided in this Agreement with respect to Subordinated Debt, to the payment of all Senior Debt at the time outstanding and to any securities issued in respect thereof under any such plan), shall be made in respect of any Subordinated Debt;

                 (ii) any payment or distribution of any character, whether in cash, securities or other property, which would otherwise (but for the terms hereof) be payable or deliverable in respect of any Subordinated Debt, shall be paid or delivered directly to the Senior Bank, for application to the payment of the Senior Debt, until all Senior Debt shall have been paid in full, and the holders of the Subordinated Debt at the time outstanding irrevocably authorize, empower and direct all receivers, trustees, liquidators, conservators, fiscal agents and others having authority in the premises to effect all such payments and deliveries;

                 (iii) each holder of the Subordinated Debt at the time outstanding hereby irrevocably authorizes and empowers the Senior Bank to demand, sue for, collect and receive all of such payments and distributions and to receipt therefor, and to file, prove and vote (including voting to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension) all claims therefor and take all such other action, in the name of such holder or otherwise, as the Senior Bank may determine to be necessary or appropriate for the enforcement of this Agreement; and

                 (iv) the holders of the Subordinated Debt shall execute and deliver to the Senior Bank all such further instruments confirming the above authorization, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and shall take all such other action, as may be requested by the Senior Bank to enforce all claims upon or in respect of the Subordinated Debt.

                 (c) For all purposes of this Agreement, Senior Debt shall not be deemed to have been paid in full unless the holders thereof shall have received cash equal to the amount in respect of Senior Debt at the time outstanding.

                 (d) No present or future holder of Senior Debt shall be prejudiced in the right to enforce subordination of the Subordinated Obligations by any act or failure to act on the part of the Borrower or the Subordinated Creditor.

             ss.4. Payments Held in Trust.

                 (a) The Subordinated Creditor will hold in trust and immediately pay over to the Senior Bank, in the same form of payment received, with appropriate endorsements, for application to the Senior Debt, any cash amount that the Borrower pays to the Subordinated Creditor with respect to the Subordinated Debt, and will hold in trust as collateral for the Senior Debt any other assets of the Borrower that the Subordinated Creditor may receive with respect to Subordinated Debt.

                 (b) If any payment or distribution of any character (whether in cash, securities or other property) or any security shall be received by any holder of any of the Subordinated Debt in contravention of any of the terms of this Agreement, such payment or distribution or security shall be held in trust for the benefit of, and shall be paid over or delivered and transferred to the Senior Bank, for application to the payment of all Senior Debt remaining unpaid, to the extent necessary to pay all such Senior Debt in full. In the event of the failure of any holder of any of the Subordinated Debt to endorse or assign any such payment, distribution or security, the Senior Bank is hereby irrevocably authorized to endorse or assign the same.

         ss.5. Defense to Enforcement. If the Subordinated Creditor, in contravention of the terms of this Agreement, shall commence, prosecute or participate in any suit, action or proceeding against the Borrower, then the Borrower may interpose as a defense or plea the making of this Agreement, and the Senior Bank may intervene and interpose such defense or plea in its name or in the name of the Borrower. If the Subordinated Creditor, in contravention of the terms of this Agreement, shall attempt to collect any of the Subordinated Debt or enforce any of the Subordinated Documents, then the Senior Bank or the Borrower may, by virtue of this Agreement, restrain the enforcement thereof in the name of the Senior Bank or in the name of the Borrower. If the Subordinated Creditor, in
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contravention of the terms of this Agreement, obtains any cash or other assets of the Borrower as a result of any administrative, legal or equitable actions, or otherwise, the Subordinated Creditor agrees forthwith to pay, deliver and assign to the Senior Bank, with appropriate endorsements, any such cash for application to the Senior Debt and any such other assets as collateral for the Senior Debt.

         ss.6. Liens. The Subordinated Creditor shall not have or claim any security interest, lien, claim, right or other Encumbrance in or on any property of the Borrower. The Senior Debt, and all obligations of the Borrower under the Loan Agreement and the other Bank Agreements and any and all other documents and instruments evidencing or creating the Senior Debt and all guaranties, mortgages, security agreements, pledges and other collateral guarantying or securing the Senior Debt or any part thereof shall be senior to the Subordinated Debt and all obligations of the Borrower under all of the Subordinated Documents irrespective of the time of the execution, delivery or issuance of any thereof or the filing or recording for perfection of any thereof or the filing of any financing statements of continuation statement relating to any thereof or the time, order or method of attachment, perfection, filing or recording of any Encumbrance. The Subordinated Creditor hereby agrees, upon request of the Senior Bank at any time and from time to time, to execute such other documents or instruments as may be reasonably requested by the Senior Bank further to evidence of public record or otherwise the senior priority of the Senior Debt as contemplated by this Agreement. The Subordinated Creditor further agrees to maintain on its books and records such notations as the Senior Bank may reasonably request to reflect the subordination contemplated by this Agreement and to perfect or preserve the rights of the Senior Bank hereunder. A copy of this Agreement may be filed as a financing statement in any Uniform Commercial Code recording office.

         ss.7. Senior Bank's Freedom of Dealing. The Subordinated Creditor agrees, with respect to the Senior Debt and any and all collateral therefor and guaranties thereof, that the Borrower and the Senior Bank may agree to increase the amount of the Obligations under (and as defined in) the Bank Agreements, and that the Borrower and the Senior Bank may otherwise modify the terms of any of the Senior Debt, and the Senior Bank may grant extensions of the time of payment or performance to and make compromises, including releases of collateral or guaranties, and settlements with the Borrower and all other persons, in each case without the consent of the Subordinated Creditor or the Borrower and without affecting the agreements of the Subordinated Creditor or the Borrower contained in this Agreement; provided, however, that nothing contained in this ss.7 shall constitute a waiver of the right of the Borrower itself to agree or consent to a settlement or compromise of a claim which the Senior Bank may have against the Borrower. The terms of this Agreement, the subordination effected hereby and the rights of the holders of the Senior Debt shall not be affected by any amendment of or addition or supplement to any Senior Debt or any instrument or agreement relating thereto, any exercise or non-exercise of any right, power or remedy under or in respect of any Senior Debt or any instrument or agreement relating thereto, or any waiver, consent, release indulgence, extension, renewal, modification, delay or other action, inaction or omission, in respect of any Senior Debt or any instrument or agreement relating thereto or any security therefor or guaranty thereof, whether or not any holder of any Subordinated Debt shall have had notice or knowledge of any of the foregoing.

         ss.8. Modification or Sale of the Subordinated Debt. The Subordinated Creditor will not, at any time while this Agreement is in effect, modify any of the terms of any of the Subordinated Debt or any of the Subordinated Documents, except with the express prior written consent of the Senior Bank; nor will the Subordinated Creditor sell, transfer, pledge, assign, hypothecate or otherwise dispose of any or all of the Subordinated Debt, except with the express prior written consent of the Senior Bank.

         ss.9. Borrower's Obligations Absolute. Nothing contained in this Agreement shall impair, as between the Borrower and the Subordinated Creditor, the obligation of the Borrower to pay to the Subordinated Creditor all amounts payable in respect of the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, all, however, subject to the rights of the Senior Bank and the restrictions on the Subordinated Creditor as set forth in this Agreement.

         ss.10. Termination of Subordination. This agreement shall continue in full force and effect, and the obligations and agreements of the Subordinated Creditor and the Borrower hereunder shall continue to be fully operative, until all of the Senior Debt shall have been paid and satisfied in full in cash and such full payment and satisfaction shall be final and not avoidable. To the extent that the Borrower or any guarantor of or provider of collateral for the Senior Debt makes any payment on the Senior Debt that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any Bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment"), then to the extent of such Voided Payment, that portion of the Senior Debt that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from the Senior Bank, an Event of Default shall be deemed to have existed and to be continuing under the Loan Agreement from the date of the Senior Bank's initial receipt of such Voided Payment until the full amount of such

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Voided Payment is restored to the Senior Bank. During any continuance of any such Event of Default, this Agreement shall be in full force and effect with respect to the Subordinated Debt. To the extent that the Subordinated Creditor has received any payments with respect to the Subordinated Debt subsequent to the date of the Senior Bank's initial receipt of such Voided Payment and such payments have not been invalidated, declared to be fraudulent or preferential or set aside or are required to be repaid to a trustee, receiver, or any other party under any Bankruptcy act, state or federal law, common law or equitable cause, the Subordinated Creditor shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of the Senior Bank, and the Subordinated Creditor hereby agrees to pay to the Senior Bank, upon demand, the full amount so received by the Subordinated Creditor during such period of time to the extent necessary fully to restore to the Senior Bank the amount of such Voided Payment. Upon the payment and satisfaction in full in cash of all of the Senior Debt, which payment shall be final and not avoidable, this Agreement will automatically terminate without any additional action by any party hereto.

         ss.11. Waivers, etc. Except as expressly provided herein, the provisions contained herein and the undertakings and agreements hereunder shall not be affected by: (a) any rescission, waiver, amendment or modification of any agreement referred to herein; (b) any exercise or nonexercise of any right, remedy, power or privilege (including, without limitation, any sale, release or exchange of any security) under in respect of any such agreement or applicable law, including, without limitation, any waiver, consent, extension, indulgence or other action or inaction in respect of any thereof; or (c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding of or affecting the Borrower. Except as required hereby, proceeds from any collateral held by or for the benefit of the Senior Bank may be applied to payment of any liabilities under the Bank Agreements, as the Senior Bank shall determine in its sole discretion.

         ss.12. Notices. All notices and other communications which are required and may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient and effective in all respects if telecopied or delivered (including by any commercial delivery service) or mailed by registered or certified mail, postage prepaid, as follows:

         (a) If to the Senior Bank, to it at: National Bank of Canada, One Federal Street, Boston, Massachusetts 02110, Attention: Keith Broyles, Vice President, with a copy to Philip A. Herman, Esq., Goulston & Storrs, 400 Atlantic Avenue, Boston, Massachusetts 02110-3333;

         (b) If to the Subordinated Creditor, to him at:_DNA-ADTech S.A., C/Bruselas 3 y 5, Ciudad Industrial de Parla, 28980 PARLA (Madrid);

         (c) If to the Borrower, to it: Advanced Deposition Technologies, Inc., Myles Standish Industrial Park, Taunton, Massachusetts 02780, Attention: Glenn J. Walters, CEO;

or such other address or addresses as any party hereto shall have designated have designated by written notice to the other parties hereto. Notices shall be deemed given and effective upon the earlier to occur of (i) the third day following deposit thereof in the U.S. mail or (ii) receipt by the party to whom such notice is directed.

         ss.13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REGARD TO CONFLICT OF LAWS RULES) AND SHALL BE A SEALED INSTRUMENT UNDER SUCH LAWS.

         ss.14. Waiver of Jury Trial. THE SUBORDINATED CREDITOR AND THE BORROWER EACH HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, THE SUBORDINATED CREDITOR AND THE BORROWER EACH HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE SUBORDINATED CREDITOR AND THE BORROWER EACH (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE SENIOR BANKS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE SENIOR BANKS WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE SENIOR BANK HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

         ss.15. Further Assurances. The parties agree to do, make, execute and deliver all such additional and further acts, things, assurances and instruments as any party may reasonably require to carry into effect the provisions

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and intent of this Agreement, including such documents as may be reasonably requested by any bank or banks which re-fund or refinance any of the Senior
Debt.

         ss.16. Miscellaneous. This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against which enforcement is sought. The Senior Bank may, in its sole and absolute discretion, waive any provisions of this Agreement benefiting the Senior Bank; provided, however, that such waiver shall be effective only if in writing and signed by the Senior Bank and shall be limited to the specific provision or provisions expressly so waived. This Agreement shall be binding upon the successors and assigns of the Subordinated Creditor and the Borrower and shall inure to the benefit of the Senior Bank, the Senior Bank's respective successors and assigns, any bank refunding or refinancing any of the Senior Debt and their respective successors and assigns, but shall not otherwise create any rights or benefits for any third party. In the event that any lender or lenders refund or refinance any of the Senior Debt, the terms "Loan Agreement", "Bank Agreements", "Event of Default" and the like shall refer mutatis mutandis to the agreements and instruments in favor of such lender or lenders and to the related definitions contained therein.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
                                          The Bank:
                                          ---------

                                          NATIONAL BANK OF CANADA

                                          By: /s/  Keith Broyles
                                              -----------------------------

                                          Title: Vice President and Manager
                                                 --------------------------

                                          By: /s/  Leonard J. Pellecchia
                                              -----------------------------

                                          Title:  Vice President
                                                 --------------------------


                                          The Subordinated Creditor:
                                          -------------------------


                                          By:  /s/  Alexander Boxall
                                               ----------------------------
                                               Alexander Peter Boxall


                                          The Borrower:
                                          ------------

                                          ADVANCED DEPOSITION TECHNOLOGIES, INC.

                                          By: /s/  Glenn Walters
                                              -----------------------------

                                          Title: Chief Executive Officer
                                                 --------------------------
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